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                                                                  CONFORMED COPY


                                                                   EXHIBIT 25(b)

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

48 Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                  (Zip code)


                            ----------------------


                                 MBNA CAPITAL I
              (Exact name of obligor as specified in its charter)


Delaware                                                  To be Applied For
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o MBNA Corporation
Wilmington, Delaware                                      19884-0864
(Address of principal executive offices)                  (Zip code)

                             ----------------------

                              Preferred Securities
                      (Title of the indenture securities)


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1.               GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
                 THE TRUSTEE:

                 (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------------------------------------
                                 Name                                        Address
--------------------------------------------------------------------------------------------------------------
                 Superintendent of Banks of the State of              2 Rector Street, New York,
                 New York                                             N.Y.  10006, and Albany, N.Y. 12203

                 Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                                      N.Y.  10045

                 Federal Deposit Insurance Corporation                Washington, D.C.  20429

                 New York Clearing House Association                  New York, New York

                 (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                 Yes.

2.               AFFILIATIONS WITH OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 None.  (See Note on page 3.)

16.              LIST OF EXHIBITS.

                 EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

                 1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

                 4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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                                                                  CONFORMED COPY

                 6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

                 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


                 Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                 Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




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                                                                  CONFORMED COPY


                                   SIGNATURE



                 Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of December, 1996.


                                     THE BANK OF NEW YORK



                                     By:    /S/ WALTER N. GITLIN
                                         --------------------------
                                     Name:  WALTER N. GITLIN
                                     Title: VICE PRESIDENT

                                                                       EXHIBIT 7



                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286

        And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                        Dollar Amounts
ASSETS                                    in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................     $ 3,650,068
  Interest-bearing balances ..........         738,260
Securities:
  Held-to-maturity securities ........         784,969
  Available-for-sale securities ......       2,033,407
Federal funds sold and securities
purchased under agreements to
resell in domestic offices of the bank:
Federal funds sold ...................       3,699,232
Securities purchased under
agreements to resell .................          20,000
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ...........................      28,109,045
  LESS: Allowance for loan and
    lease losses .....................         586,658
  LESS: Allocated transfer risk
    reserve...........................             429
    Loans and leases, net of unearned
    income, allowance, and reserve          27,521,958
Assets held in trading accounts ......         678,844
Premises and fixed assets (including
  capitalized leases) ................         608,217
Other real estate owned ..............          50,599
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................         235,670
Customers' liability to this bank on
  acceptances outstanding ............         904,948
Intangible assets ....................         450,230
Other assets .........................       1,299,464
                                           -----------
Total assets .........................     $42,675,866
                                           ===========

LIABILITIES
Deposits:
  In domestic offices ................     $19,223,050
  Noninterest-bearing ................       7,675,758
  Interest-bearing ..................       11,547,292
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...      11,527,685
  Noninterest-bearing ................          48,502
  Interest-bearing ..................       11,479,183
Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ............       1,498,351
  Securities sold under agreements
    to repurchase ....................         126,974
Demand notes issued to the U.S.
  Treasury ...........................         231,865
Trading liabilities ..................         479,390
Other borrowed money:
  With original maturity of one year
    or less ..........................       2,521,578
  With original maturity of more than
    one year .........................          20,780
Bank's liability on acceptances exe-
  cuted and outstanding ..............         905,850
Subordinated notes and debentures ....       1,020,400
Other liabilities ....................       1,543,657
                                           -----------
Total liabilities ....................      39,099,580
                                           -----------

EQUITY CAPITAL
Common stock ........................          942,284
Surplus .............................          525,666
Undivided profits and capital
  reserves ..........................        2,124,231
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................      (     8,063)
Cumulative foreign currency transla-
  tion adjustments ..................      (     7,832)
                                           -----------
Total equity capital ................        3,576,286
                                           -----------
Total liabilities and equity
  capital ...........................      $42,675,866
                                           ===========


                   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

                   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                                       J. Carter Bacot   )
                                       Alan R. Griffith  ) Directors
                                       Thomas A. Renyi   )